Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the "Report") for the quarter ended December 31, 2006 of Dime Community Bancshares, Inc., (the "Company") as filed with the Securities and Exchange Commission on the date hereof, I, Kenneth J. Mahon, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 16, 2007
Date

By: /s/ KENNETH J. MAHON
        Kenneth J. Mahon
        Executive Vice President and Chief Financial Officer